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                                                                 EXHIBIT 10.BB.2



                           THIRD AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                           MESQUITE INVESTORS, L.L.C.





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                           MESQUITE INVESTORS, L.L.C.

                           THIRD AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT


         THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Mesquite Investors, L.L.C., a Delaware limited liability company ("MESQUITE") dated as of March 27, 2000, by Chaparral Investors, L.L.C., a Delaware limited liability company ("CHAPARRAL" or the "MEMBER") and Mesquite.


                             PRELIMINARY STATEMENTS

         Mesquite was formed as a limited liability company under and pursuant to the provisions of the LLC Act, pursuant to the filing of the Certificate (as hereinafter defined) on July 28, 1999, and the execution of the Limited Liability Company Agreement dated as of July 28, 1999 (the "ORIGINAL AGREEMENT"), as amended and restated by (i) that certain First Amended and Restated Agreement of Limited Liability Company dated as of August 12, 1999,
(ii) the First Amendment dated as of August 19, 1999 and (iii) that certain Second Amended and Restated Agreement of Limited Liability Company dated as of December 28, 1999 (collectively, the "EXISTING AGREEMENT").

         Prior to the Closing Date, Chaparral has transferred to Mesquite certain Qualified Energy Assets and the Contingent Debt Instrument. On the Closing Date, Chaparral will make a cash contribution to Mesquite in the amount of $796,013,202.43, which will be used by Mesquite to (i) repay $664,659,193.26 in outstanding indebtedness under the Mesquite Credit Agreement and (ii) make El Paso Loans in the amount of $131,354,009.17.

         SECTION 1.  DEFINITIONS.

         (a) As used in this Mesquite LLC Agreement, capitalized terms defined in the preamble and other Sections of this Mesquite LLC Agreement shall have the meanings set forth therein, and capitalized terms that are defined in Section
1.01 of Annex A to the Chaparral LLC Agreement shall have the meanings therefor set forth in such Annex A.

         (b) The following terms shall have the following meanings when used herein:

         "CERTIFICATE" means the certificate of formation filed with the Secretary of State of the State of Delaware on July 28, 1999, to form Mesquite pursuant to the LLC Act, as originally executed by Kelly Jameson (as an authorized person within the meaning of the LLC Act) and as amended, modified, supplemented or restated from time to time, as the context requires.

         "CHAPARRAL LLC AGREEMENT" means the Fourth Amended and Restated Limited Liability Company Agreement of Chaparral, dated as of March 27, 2000, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "DISSOLUTION EVENTS" is defined in Section 17.

         "EXISTING AGREEMENT" is defined in the preamble.

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         "MEMBERSHIP INTEREST" or "INTEREST" means the entire ownership interest in Mesquite and the right to receive regular and liquidating distributions to the extent provided in this Mesquite LLC Agreement, the right to participate in the management of the business and affairs of Mesquite as set forth herein, including the right to vote on, consent to, or otherwise participate in any decision or action of or by Mesquite granted pursuant to this Mesquite LLC Agreement and the LLC Act. Such Interest shall be evidenced by the certificate issued pursuant to Section 9 hereof.

         "MESQUITE CONFIDENTIAL INFORMATION" means available financial (including, but not limited to, budgets, forecasts, pro forma or any associated financial or other spreadsheet models) and other information concerning the business and/or operations and/or financial and/or other condition or prospects of Mesquite and its subsidiaries and other affiliates, including, but not limited to, each Project Company, and any proposed Project Company, and its or their respective subsidiaries and other affiliates ("MESQUITE SOURCES") that is subject to confidentiality agreements or other contracts or terms otherwise restricting disclosure of information applicable to the business and/or operations and/or financial and/or other condition or prospects of Mesquite Sources.

         "ORIGINAL AGREEMENT" is defined in the preamble.

         SECTION 2. RULES OF CONSTRUCTION. This Mesquite LLC Agreement and the definitions referred to in Section 1(a) shall be governed by, and construed in accordance with, the rules of construction set forth in Section 1.02 of Annex A to the Chaparral LLC Agreement.

         SECTION 3. CONTINUATION. Chaparral hereby agrees to continue Mesquite as a limited liability company under and pursuant to the provisions of the LLC Act and upon the terms and conditions set forth in this Mesquite LLC Agreement. Chaparral agrees that the Existing Agreement is hereby amended and restated in its entirety as set forth in, and is hereby superseded in its entirety by, this Mesquite LLC Agreement.

         SECTION 4. NAME. The name of Mesquite shall continue to be "Mesquite Investors, L.L.C." and all business of Mesquite shall be conducted in such name. Chaparral may change the name of Mesquite at any time.

         SECTION 5. PURPOSE; POWERS. The purposes of Mesquite are limited to:
(a) acquiring, owning, holding, forming, selling, leasing, transferring, exchanging, operating and managing, making investments in, participating in, disposing of, and exercising rights with respect to, Mesquite Permitted Assets;
(b) engaging directly in, or entering into any agreement or other Contractual Obligation, or forming any Person, to engage directly or indirectly in, any business activity that is directly or indirectly related to the activities described in clause (a) above; (c) engaging in such additional business activities as are permitted under this Mesquite LLC Agreement or otherwise as Chaparral, in accordance with the Chaparral LLC Agreement, may direct in writing; (d) entering into any agreement or other Contractual Obligation, or forming any Person, to engage directly or indirectly in any business activity that is directly or indirectly related to the activities described in clause (c) above; (e) entering into and performing its obligations under the Transaction Documents to which it is a party; (f) incurring Mesquite Permitted Financial Obligations; and (g) engaging in activities related or incidental to the foregoing. Mesquite shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purposes of Mesquite set forth in this Section 5.

         SECTION 6. PRINCIPAL PLACE OF BUSINESS; REGISTERED OFFICE. The principal place of business of Mesquite shall continue to be located at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, New Castle County, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, and Mesquite's business shall be conducted from such place or places as Chaparral


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may designate from time to time. The registered office of Mesquite in the State of Delaware shall be located at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, New Castle County, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration. Chaparral may from time to time change the registered office of Mesquite by an amendment to the Certificate of Mesquite.

         SECTION 7. REGISTERED AGENT. The name and address of the registered agent of Mesquite for service of process on Mesquite in the State of Delaware shall be c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, New Castle County, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration. Chaparral may from time to time change the registered agent by an amendment to the Certificate of Mesquite.

         SECTION 8. TERM. The term of Mesquite commenced on the date the Certificate was filed in the Office of the Secretary of State of the State of Delaware in accordance with the LLC Act, and shall continue until the winding up and liquidation of Mesquite and the completion of its business following a Dissolution Event as provided in Section 17 hereof.

         SECTION 9. MEMBER. At no time may Mesquite have more than one member. Chaparral shall be the sole member of Mesquite. A certificate in the form attached as Exhibit A hereto shall be issued to Chaparral on the Closing Date to evidence its interest as the sole member of Mesquite, and Chaparral, as sole member of Mesquite, is hereby authorized and directed to execute such certificate. Each of the parties hereto hereby acknowledges and agrees that Chaparral's interest in Mesquite shall constitute a "security" governed by
Article 8 of the Uniform Commercial Code as in effect in any applicable jurisdiction.

         SECTION 10. CAPITAL CONTRIBUTIONS. Chaparral may contribute cash or other property to Mesquite as it shall decide, from time to time, provided that any such contribution is permissible under Section 5 hereof.

         SECTION 11. TAX CHARACTERIZATION AND RETURNS. For so long as Chaparral is the sole member of Mesquite, it is the intention of Chaparral that Mesquite be disregarded for federal and all relevant state tax purposes and that the activities of Mesquite be deemed to be the activities of Chaparral for such purposes. Chaparral is hereby authorized to file any necessary elections with any tax authorities.

         SECTION 12. MANAGEMENT. The management of Mesquite shall be vested solely in Chaparral, which shall have all powers to control and manage the business and affairs of Mesquite and may exercise all powers of Mesquite. Chaparral and Mesquite are hereby authorized and directed to enter into the Management Agreement, pursuant to which Chaparral will delegate certain of its managerial responsibilities hereunder, as more specifically set forth in the Management Agreement.

         SECTION 13. RESTRICTIONS ON AUTHORITY OF THE MEMBER AND ACTIVITIES OF MESQUITE.

         (a) Indebtedness, Etc. Chaparral shall not cause or permit Mesquite to, nor shall Mesquite, incur, assume or obligate itself by contract for any Permitted Financial Obligations owing by Mesquite other than Mesquite Permitted Financial Obligations; provided, further, that Chaparral shall not cause or permit Mesquite to, nor shall Mesquite, enter into any Mesquite Permitted Financial Obligations that impose greater restrictions (on a pro rata basis) on
(i) Mesquite's ability to Distribute to Chaparral funds sufficient to pay when due (x) the Class A Member's Cumulative Priority Return or (y) any Distribution required to be made pursuant to Section 5.1(c) of the Chaparral LLC Agreement than (ii) are applicable to Mesquite's ability to pay the Management Fee.


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         (b) Mergers. Chaparral shall not cause or permit Mesquite to, nor shall
Mesquite, legally merge or consolidate with or into any Person.

         (c) Business Activities. Chaparral shall not cause or permit Mesquite to, nor shall Mesquite, engage in any activities other than those described in
Section 5.

         (d) Voluntary Bankruptcy. Chaparral shall not cause or permit Mesquite, nor shall Mesquite, commence any Voluntary Bankruptcy of Mesquite.

         SECTION 14. DISTRIBUTIONS. Chaparral may cause Mesquite to distribute any cash held by it or any other Mesquite Property that is neither reasonably necessary for the operation of Mesquite nor in violation of Sections 18-607 or 18-804 of the LLC Act to Chaparral at any time.

         SECTION 15. TRANSFER. Chaparral shall not Dispose of all or any part of its Membership Interest except as permitted under the Chaparral LLC Agreement.

         SECTION 16. DISTRIBUTIONS UPON DISSOLUTION. Upon the occurrence of a Dissolution Event, Chaparral shall be entitled to receive, after paying or making reasonable provision for all of Mesquite's creditors to the extent required by Section 18-804 of the LLC Act, the remaining Mesquite Property.

         SECTION 17. DISSOLUTION. Mesquite shall dissolve, and commence winding up and liquidating upon the first to occur of any of the following (collectively, "DISSOLUTION EVENTS"):

                  (a) Chaparral shall have given its consent for Mesquite to dissolve;

                  (b) a judicial dissolution of Mesquite pursuant to Section 18-802 of the LLC Act; and

                  (c) such time as there are no members of Mesquite (provided, that if within ninety days following any event terminating the continued membership of Chaparral, the Personal Representative (as defined in the LLC Act) of Chaparral agrees in writing to continue Mesquite and to admit itself or some other Person as a member of Mesquite effective as of the date of the occurrence of the event that terminated the continued membership of Chaparral, then Mesquite shall not be dissolved and its affairs shall not be wound up).

         Anything in this Mesquite LLC Agreement to the contrary notwithstanding, for so long as any Obligation of Mesquite is outstanding: (i) the "Bankruptcy" (as defined in the LLC Act) of Chaparral shall not cause Chaparral to cease to be a member of Mesquite and upon the occurrence of such Bankruptcy, the business of Mesquite shall continue without dissolution; (ii) Chaparral waives any right that it might have under Section 18-801(b) of the LLC Act to agree in writing to dissolve Mesquite upon the Bankruptcy of Chaparral or the occurrence of any event that causes Chaparral to cease to be a member of Mesquite and (iii) the existence of Mesquite as a separate legal entity shall continue until the cancellation of its Certificate as provided in the LLC Act.

         SECTION 18. WITHDRAWAL. Chaparral shall not withdraw from Mesquite in respect of its Membership Interest.

         SECTION 19. TRANSACTIONS WITH AFFILIATES. All transactions between any of Limestone, El Paso, El Paso Chaparral, or El Paso Chaparral Holding Company (or any of their respective Affiliates), on the one hand, and Chaparral on behalf of Mesquite, on the other hand, shall comply with the provisions of
Section 6.5(a)(ii) of the Chaparral LLC Agreement.


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         SECTION 20. CONFIDENTIALITY. Chaparral hereby agrees that it is and will be bound by the terms and conditions of any Applicable Law or Contractual Obligation respecting confidentiality binding upon Mesquite, any Subsidiary of Mesquite or any Mesquite Minority Owned QEC with respect to Mesquite Confidential Information.

         SECTION 21. SEPARATENESS COVENANTS. Mesquite covenants that:

         (a) It shall: (i) maintain and prepare separate financial reports and financial statements, showing its assets and liabilities separate and apart from those of any other Person, and will not have its assets listed on the financial statement of any other Person; provided, however, that its assets may be included on a consolidated financial statement of its parent if: (A) such consolidated financial statement shall contain a footnote to the effect that Mesquite's assets are owned by Mesquite, and (B) such assets shall be listed on Mesquite's own balance sheet; (ii) maintain its books, records and bank accounts separate from those of its Affiliates, any constituent party and any other Person; and (iii) not permit any Affiliate or constituent party independent access to its bank accounts (other than access by Chaparral in its capacity as sole member of Mesquite).

         (b) It shall not commingle or pool any of the funds and other assets of Mesquite with those of any Affiliate or constituent party or any other Person, and it shall hold all of its assets in its own name.

         (c) It has done, or caused to be done, and shall do, all things necessary to observe all Delaware limited liability company formalities and other organizational formalities, and preserve its existence.

         (d) It does not, and shall not, guarantee, become obligated for, or hold itself or its credit out to be responsible for or available to satisfy, the debts or obligations of any other Person or the decisions or actions respecting the daily business or affairs of any other Person (except Mesquite Permitted Financial Obligations and except as otherwise provided for in or permitted under the Transaction Documents).

         (e) It shall not acquire Equity Interests of any Affiliate or of Chaparral (other than Mesquite Permitted Assets and except as otherwise provided for in or permitted under this Mesquite LLC Agreement or the other Transaction Documents). It shall not buy or hold any evidence of indebtedness for borrowed money issued by, or make any loan or advance to, any other Person (other than any such evidence of indebtedness for borrowed money, loan or advance constituting Mesquite Permitted Assets, and except as otherwise provided for in or permitted under this Mesquite LLC Agreement or the other Transaction Documents).

         (f) Mesquite shall not be consensually merged or legally consolidated with any other Person (other than certain Affiliates for financial reporting and federal tax purposes).

         (g) Each bank account of Mesquite shall be separate from the bank accounts of any other Person.

         (h) Mesquite shall not permit or suffer to exist any Liens on its assets other than (i) Permitted Liens and (ii) Liens securing any Mesquite Permitted Financial Obligations.

         SECTION 22. LIMITED LIABILITY. Chaparral shall have no liability for Mesquite Permitted Financial Obligations or any other Obligations of Mesquite except to the extent expressly required by the LLC Act.


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         SECTION 23. AMENDMENT. This Mesquite LLC Agreement may be amended only in a writing signed by Chaparral and subject to the terms and conditions of the Chaparral LLC Agreement.

         SECTION 24. ENFORCEABILITY OF AGREEMENT. Notwithstanding any other provision of this Mesquite LLC Agreement to the contrary, Chaparral hereby agrees that this Mesquite LLC Agreement constitutes a legal, valid and binding agreement of Chaparral.

         SECTION 25. GOVERNING LAW. THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS MESQUITE LLC AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION OF THE RIGHTS AND DUTIES OF THE MEMBER OR MEMBERS OF MESQUITE.

         SECTION 26. SEVERABILITY. Any provision of this Mesquite LLC Agreement that is prohibited by or unenforceable in any relevant jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 27. CONSENT TO JURISDICTION PROVISION. Chaparral hereby (i) irrevocably submits to the non-exclusive jurisdiction of any Delaware State court or Federal court sitting in Wilmington, Delaware in any action arising out of this Mesquite LLC Agreement, (ii) agrees that all claims in such action may be decided in such court, (iii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum, and (iv) consents to the service of process by mail. A final judgment in any such action shall be conclusive and may be enforced in other jurisdictions. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court.


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         IN WITNESS WHEREOF, the undersigned have caused this Third Amended and
Restated Limited Liability Company Agreement to be executed as of the day and year first above written.

                                    MESQUITE INVESTORS, L.L.C.

                                    By:  Chaparral Investors, L.L.C.,
                                           its sole member

                                         By: El Paso Chaparral Investor, L.L.C.,
                                              its managing member

                                             By: El Paso Chaparral Holding
                                                  Company, its sole member



                                             By:  /s/ John L. Harrison
                                                  -----------------------------
                                                  Name:  John L. Harrison
                                                  Title: Vice President


                             Mesquite LLC Agreement
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                                    CHAPARRAL INVESTORS, L.L.C.

                                    By: El Paso Chaparral Investor, L.L.C.,
                                        its managing member

                                        By: El Paso Chaparral Holding Company,
                                            its sole member



                                            By:      /s/ John L. Harrison
                                                --------------------------------
                                                Name:  John L. Harrison
                                                Title: Vice President


                             Mesquite LLC Agreement